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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2010 (August 9, 2010)

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 9, 2010, WesBanco, Inc. entered into an Amendment to the Amended and Restated Credit Agreement and Line of Credit Note (collectively, the “Credit Facility”) with JPMorgan Chase Bank, N.A. which amends the Amended and Restated Credit Agreement dated September 16, 2009 and modifies the Line of Credit Note dated September 16, 2009.  The Credit Facility retains the existing availability of up to $25 million, and extends the scheduled maturity date to August 1, 2011.  The Credit Facility continues to provide for an interest rate based on an Adjusted LIBOR rate and requires the payment of consecutive quarterly installments of interest only and the payment of any outstanding principal at the maturity date.  Changes in the terms of the Credit Facility include an increase in the non-usage fee from 0.20% to 0.25% and a net income requirement of not less than $1.00 in any two consecutive fiscal quarters and each fiscal year end.  The amendment also replaced the Non-Performing Assets Ratio with a NPA to Primary Capital Ratio whereby “NPA” is the sum of non-performing assets, which include OREO and restructured loans, plus loans past due ninety days or more and accruing interest and “Primary Capital” is the sum of tangible equity capital plus allowances for loan and lease losses.  WesBanco, Inc. is required to maintain  a NPA to Primary Capital Ratio of not greater than 35%.  There were no other material changes in the terms of the Credit Facility.  The Credit Facility continues to contain various conditions precedent to borrowing and affirmative and negative covenants which have not been amended.  WesBanco has no outstanding balance drawn on the Credit Facility.

The foregoing description of the terms and conditions of the Credit Facility is not complete and is qualified in all respects by the actual provisions of the Credit Facility, a copy of which has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

d)	Exhibits:

10.1 – Amendment to Amended and Restated Credit Agreement between JPMorgan Chase Bank, N.A. and WesBanco, Inc.

10.2 – Note Modification Agreement between JPMorgan Chase Bank, N.A. and WesBanco, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: August 12, 2010	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer